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                                                                  EXHIBIT 10.16
                           DALEEN TECHNOLOGIES, INC.



                 1996 EMPLOYEE NON-QUALIFIED STOCK OPTION PLAN




SECTION I.  PURPOSE; DEFINITIONS.

         The purpose of the Daleen Technologies, Inc. 1996 Employee Non-Qualified Stock Option Plan is to enable Daleen Technologies, Inc. to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and the Company's shareholders, by offering such key employees performance-based stock incentives and/or other equity interests or equity-based incentives in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity to the extent permitted by the Code.

         (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (c) "Cause" means a conviction of a participant or the failure of a participant to contest prosecution for a felony or any other crime involving morale turpitude or dishonesty or a breach by a participant of any agreement with the Company or of its employment or business policies (including without limitation theft or misuse of Company property), or a participant's gross negligence, willful misconduct or dishonesty, any of which is directly or materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate, as determined by the Committee in its sole discretion, or for any other act or omission by a participant which does not fit into the previous categories but which the Company in good faith believes has occurred to its detriment and about which a participant has received at least one (1) written warning by the Company and despite such prior written warning, a participant has on a second occasion committed such act or omission.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (e) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         (f) "Company" means Daleen Technologies, Inc., a corporation organized under the laws of the State of Illinois or any successor corporation.

         (g) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

         (h) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

         (i) "Early Retirement" means retirement, with the express consent, for the purposes of this Plan, of the Committee or such officer of the Company as the Committee may designate from time to time at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate.

         (j) "Fair Market Value" means for a share of Stock as of any given date:

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                    (i)    The closing sales price per shares of Stock on the
                                    New York Stock Exchange on any given date
                                    (or if such Exchange was not open for
                                    trading on any such date, the next
                                    preceding date on which it was open); or

                   (ii)    If there is no price specified in (i), the mean of
                                    the last reporting bid-and-asked quotations for the share of Stock on the New York Stock Exchange or American Stock Exchange, as appropriate on any such date or next preceding date, as the case may be; or

                  (iii)    If there also is no price as specified in (ii), the
                                    closing sales price or in the absence
                                    thereof the mean of the last reported
                                    bid-and-asked quotations, for a share of Stock on the other exchange on which the shares of Stock are permitted to trade having the greatest volume of trading in such shares during the thirty-day period preceding any such date, or next preceding date, as the case may be; or

                   (iv)    If there also is no price as specified in (iii), the
                                    final reported sales price, or if not
                                    reported in the following manner, the
                                    highest bid quotation, in the
                                    over-the-courter market for the shares of Stock, as reported by the National Association of Securities Dealers Automatic Quotation System, or National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on any such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

                    (v)    If there also is no price as specified in (iv), the
                                    price determined by the Committee by
                                    reference to the mean of the bid-and-asked quotations for the shares of Stock provided by members of an association of brokers and dealers registered pursuant to subsection 14(b) of the Securities Exchange Act of 1934, which members make a market in the shares of Stock, for such recent dates as the Committee shall determine to be appropriate for fairly determining current market value; or

                   (vi)    If there also is no price as specified in (v), the
                                    amount determined in good faith by the
                                    Committee based on such relevant facts,
                                    which may include opinions of independent experts, as may be available to the Committee.

         (k) "Non-Qualified Stock Option" means such Stock Options that do not qualify as "incentive stock options" within the meaning of Section 422 of the Code [nor any other provision of the Code].

         (l) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

         (m) "Offering Date" means the date on which all of the following shall have occurred: (i) a valid registration statement shall have been duly filed under applicable provisions of federal securities laws with respect to the Stock, (ii) a public offering of the Stock shall have occurred, and (iii) the Stock is then being regularly traded on a recognized, established securities exchange.

         (n) "Plan" means this Daleen Technologies, Inc. 1996 Employee Non-Qualified Stock Option Plan, as hereinafter amended from time to time.

         (o) "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 6 of this Plan.

         (p)      "Retirement" means Normal or Early Retirement.

         (q) "Stock" means the Common Stock, no par value per share, of the Company.


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         (r)      "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock if the Committee so determines) granted pursuant to Section 5.

         (s) "Stock Option Agreement" means the written agreement between optionee and the Company as required pursuant to Section 5 of the Plan.

         (t) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (u)      "Tax Benefits" means the awards described in Section 10(a) and
(b).


SECTION 2.  ADMINISTRATION.

         Until such time as there is a public offering of the Company's stock, the Plan shall be administered by a Committee composed of the Board. After a public offering of the Company's stock, the Plan shall be administered by a Committee of not less than three Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The Committee shall be the "compensation committee" so long as all of the members thereof meet the requirements of the preceding sentence.

         The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and key employees (excluding any person who serves only as a director): (i) Stock Options, (ii) Restricted Stock and/or
(iii) Tax Benefits.

         In particular, the Committee shall have the authority:

         (i) to select the officers and other key employees of the Company and its Subsidiaries and Affiliates (who may also be directors of the Company) to whom Stock Options, Restricted Stock or Tax Benefits may from time to time be granted hereunder;

         (ii) to determine whether and to what extent Stock Options, Restricted Stock, Tax Benefits or any combination thereof, are to be granted hereunder to one or more eligible employees;

         (iii) to determine the number of shares to be covered by each such award granted hereunder;

         (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

         (v) to determine whether and under what circumstances a Stock Option may be settled in cash, and/or Restricted Stock, as applicable, instead of Stock;

          (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on an additive or tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

         The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.


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         All decisions made by the Committee pursuant to the provisions of the
Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and the Plan participants.

         To the fullest extent permitted by law, the Company shall indemnify each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he, or his testator or intestate, is or was a member of the Committee.


SECTION 3.  STOCK SUBJECT TO PLAN.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be Four Hundred Thousand (400,000). Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock award, granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan. Awards that may be satisfied either by the issuance of shares of Stock or by cash or other consideration shall be counted against the maximum number of shares of Stock that may be issued under this Plan, even though the awards are ultimately satisfied by the payment of consideration other than shares of Stock. However, awards will not reduce the number of shares of Stock that may be issued pursuant to this Plan if the settlement of the award will not require the issuance of shares of Stock.

         In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number of shares subject to other outstanding awards granted under the Plan and in the consideration to be received upon the exercise of Stock Options, lapse of restrictions on Restricted Stock, or Tax Benefits as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.


SECTION 4.  ELIGIBILITY.

         Officers and other key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.


SECTION 5.  STOCK OPTIONS.

         Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash, or other awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan shall be the Non-Qualified Stock Options. The Committee shall have the complete and absolute authority to grant to any optionee Non-Qualified Stock Options.

         Each such person so selected to receive Stock Options shall have a reasonable period of time within which to accept or reject the offered Stock Option. Failure to accept within the period so fixed by the Committee may be treated as a rejection. Each person who accepts a Stock Option shall enter into a written Stock Option Agreement with the Company, in such form as Committee may prescribe, setting forth the terms and conditions of the Stock Option, consistent with the provisions of this Plan.


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         In its sole discretion, the Committee may grant "Limited"
Non-Qualified Stock Options under this Section 5, i.e., Non-Qualified Stock Options that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

         (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

         (b) OPTION TERM. Any Stock Option granted under the Plan shall be granted within 10 years of the date hereof. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years and one day after the date such Stock Option is granted.

         (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, but no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

         (d) METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at anytime during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

                  Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of exercisable Stock Options or unrestricted Stock already owned by the optionee or Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

                  If payment of the option exercise price of a Stock Option is made in whole or in part in the form of Restricted Stock such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted, as the case may be, in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

                  No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the right to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in
Section 14(a) of this Plan.

         (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (f) TERMINATION BY DEATH. If an optionee's employment by the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such longer or shorter period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.


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         (g)      TERMINATION BY REASON OF DISABILITY. If an optionee's
employment by the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such longer or shorter period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (h) TERMINATION BY REASON OF RETIREMENT. If an optionee's employment by the Company or any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three (3) months (or such longer or shorter period as Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-month (3) period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (i) OTHER TERMINATION. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause.

         (j) BUYOUT PROVISIONS. The Committee may at any time offer to buy out for a payment in cash, Stock, or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

         (k) SETTLEMENT PROVISIONS. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

         (l) NO RIGHTS AS STOCKHOLDERS. No optionee nor any personal representative of an optionee shall, with respect to any shares of Stock issuable upon the exercise of a Stock Option, be, or shall have of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Stock Option, in whole or in part, prior to the Exercise Date of the Stock Option.

         (m) IMPROPER CONDUCT. Notwithstanding any other provisions set forth herein, if any optionee shall (i) commit any act of malfeasance or wrongdoing affecting the Company, (ii) breach any covenant not to compete or Employment Contract with the Company or any other agreement with the Company, or (iii) engage in conduct that would warrant the optionee's discharge for cause (excluding general dissatisfaction with the performance of optionee's duties, but including any act of disloyalty or any conduct clearly intending to bring discredit upon the Company, any unexercised portion of the Stock Option shall immediately terminate and be void.

         (n) Each Stock Option granted hereunder may only be exercised to the extent that the Optionee is vested in such Stock Option. Each Stock Option shall vest separately in accordance with the option vesting schedule determined by the Committee, in its sole discretion, which will be incorporated in the Stock Option Agreement. The Stock Option


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vesting schedule will be accelerated in the sole discretion of the Committee, if the Committee determines that the acceleration of the Stock Option vesting schedule would be desirable for the Company.

SECTION 6.  RESTRICTED STOCK.

         (a) ADMINISTRATION. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash or other awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 6(b) below), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

                  The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

                  The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         (b) AWARDS AND CERTIFICATES. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                  (i)      The purchase price for shares of Restricted Stock

         shall be equal to or less than their Fair Market Value and may be zero.

                  (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 6(b)(i) above.

                  (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and may, if the Committee determines in its sole discretion, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                  (iv) The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of Restricted Stock; award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         (c) RESTRICTIONS AND CONDITIONS. The shares of Restricted Stock awarded pursuant to this Section 6 may in the sole discretion of the Committee be subject to any of the following restrictions and conditions:

                  (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant may not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

                  (ii) Except as provided in this paragraph (ii) and Section 6(c)(i) above, upon issuance of the shares under the Stock Option, the participant shall have, with respect to the shares of Restricted
         Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section


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         11(e) below, in additional Restricted Stock to the extent shares are available under Section 3 of this Plan, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

                  (iii) Subject to the applicable provisions of the award agreement and this Section 6, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at grant.

                  (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.


SECTION 7.  CHANGE IN CONTROL PROVISIONS.

         (a)      IMPACT OF EVENT. In the event of:

                  (1) a "Change in Control" as defined in Section 7(b) below or

                  (2) a "Potential Change in Control" as defined in Section 7(c) below,

the following acceleration and valuation provisions shall apply:

                  (i) Any Stock Options outstanding for at least six months (including Limited Non-Qualifying Stock Options) awarded under the
         Plan not previously exercisable and vested shall become fully exercisable and vested;

                  (ii) The restrictions and deferral limitations applicable to any Restricted Stock and/or Tax Benefits, in each case to the extent not already lapsed or still applicable under the Plan, shall lapse and no longer be applicable, and such shares and awards shall be deemed fully vested and owned by the participant;

                  (iii) The value of all outstanding Stock Options, Restricted Stock, and Tax Benefits, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the Change in Control Price as defined in
         Section 7(d) as of the date of such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control;

provided, however, that the Committee may in the agreement relating to any Stock Option, Restricted Stock, and/or Tax Benefits provide that the Change in Control or Potential Change in Control provision of this Section 7 shall not become effective unless the Committee or the Board shall determine before, on or within fifteen (15) days after the occurrence of any event described in
Section 7(b) or 7(c) that a Change in Control or Potential Change in Control has occurred.

         (b) DEFINITION OF "CHANGE IN CONTROL." For purposes of Section 7(a), a "Change in Control" means the happening of any of the following:

                  (i) Prior to and on the Offering Date, "Change in Control" shall mean any event that results in the Company's President, James Daleen, owning less than fifty (50%) percent of the Stock.

                  (ii) After the Offering Date, "Change in Control" shall mean:


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                           (I)      A change in control of a nature that would
         be required to be reported in response to any form or report to the Securities and Exchange Commission or any stock exchange on which the Company's shares are listed which requires the reporting of a change in control of the Company;

                           (II)     When any "person," as such term is used in
         Section 13(d) and 14(d) of the Exchange Act (other than the Company or a Subsidiary or any Company or Subsidiary employee benefit plan (including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act)), directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

                           (III) When, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of or with the approval of, at least three-quarters of the directors who were directors at the beginning of such period (either actually or by prior operation of this Section 7(b)(iii)); or

                           (IV) A majority of the members of the Board in office prior to the happening of any event determines in its sole discretion that as a result of such event there has been a change in control.

         (c)      DEFINITION OF "POTENTIAL CHANGE IN CONTROL." For purposes of
Section 7(a), a "Potential Change in Control" means the happening after the Offering Date of any one of the following:

                  (i) The approval by shareholders of any agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 7(b)(ii); or

                  (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

         (d)      DEFINITION OF "CHANGE IN CONTROL PRICE." For purposes of this
Section 7, "Change in Control Price" means the highest Fair Market Value price per share paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding sixty-day period as determined by the Committee except where applicable, the date on which a cashout occurs under Section 7(a)(iii).


SECTION 8.  AMENDMENTS AND TERMINATION.

         The Board may amend, alter, or discontinue the Plan and the Committee may amend or alter the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option (or Limited Non-Qualified Stock Option), Restricted Stock award, theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would:

         (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purposes of the Plan;

         (b) except as expressly provided in this Plan, decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of grant; or

         (c) change the employees or class of employees eligible to participate in the Plan; or

         (d) extend the maximum option period under Section 5(b) of the Plan.

         The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one-for-one or other basis), including previously granted Stock Options having higher option exercise prices.

         Subject to the above provision, the Board and/or Committee shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.


SECTION 9.  UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trust or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards or grants hereunder, provided, however, that unless the Committee otherwise determines with the consent of the affected participant, the existence of any such trust or other arrangement is consistent with the "unfunded" status of the Plan.


SECTION 10.  TAX BENEFITS.

         The Committee shall have the right to grant to any recipient of a Stock Option or Restricted Stock award:

         (a) a cash or stock award to enable the recipient to pay, as and when they become due, any federal, state or local income taxes (collectively, "Taxes") payable as a result of the grant, receipt, exercise, award, lapse of restriction or forgiveness of indebtedness in connection with any Stock Option, Restricted Stock award, or awarded or granted under the Plan (collectively, the "Grant") in an amount or having a Fair Market Value equal to (i) the Taxes payable on the Grant plus (ii) any taxes payable upon the payment provided for under clause (i), and/or

         (b) a cash or stock award to any such recipient who as result of a Change in Control or a Potential Change in Control is subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code or any similar provision in an amount equal to (x) the amount of the Excise Tax thereon, plus (y) any federal, state and local income tax and/or Excise Tax upon the payment provided for under clause (x).

         Any awards described in Section 10(a) or (b) shall be referred to herein as "Tax Benefits."


SECTION 11.  GENERAL PROVISIONS.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require that upon the receipt of any Stock, or any rights to acquire Stock, the acquiring person shall execute in favor of the Company an agreement restricting the transfer of such Stock, or the rights to acquire such Stock, giving the Company a right of first refusal with respect to such Stock, giving the Company the right to acquire such Stock upon the death, disability or termination of employment with the Company, and such other similar or different provisions as the Committee in its sole and absolute discretion deems advisable or in the best interests of the Company.

         (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, providing for the same or similar awards as provided under this Plan.

         (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law or the Company to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock or exercisable Stock Options, including Stock or Stock Options that are part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

         (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.


SECTION 12.  EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of November 30, 1995, subject to the approval of the Plan by the holders of two thirds (2/3) of the shares of the Company's Common Stock. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such shareholders.


SECTION 13.  TERM OF PLAN.

         No Stock Option, Restricted Stock award, or Tax Benefit shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval of the Plan, but any thereof granted prior to such tenth anniversary may extend beyond that date.


SECTION 14.  COMPLIANCE WITH SECURITIES AND OTHER LAWS.

         In no event shall the Company be required to sell or issue shares of Stock under any award if the sale or issuance thereof would constitute a violation of applicable federal or state securities law or regulation or a violation of any other law or regulation of any governmental authority or any national securities exchange. As a condition to any sale or issuance of shares of Stock, the Company may place legends on shares of stock, issue stop transfer orders, and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including, if the Company or its counsel deems it appropriate, representations from the person to whom an award is granted that he or she is acquiring the shares of stock solely for investment and not with a view to distribution and that no distribution of the shares of Stock will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.



                                        DALEEN TECHNOLOGIES, INC.,
                                        a Florida Corporation
WITNESS:

/s/ Richard A. Schell                   /s/ James Daleen
--------------------------              ---------------------------------
Richard A. Schell                       James Daleen
                                        President, CEO and Chairman of the Board


/s/ Judith A. Daleen
--------------------------
Judith A. Daleen